March 26, 2020

BNY MELLON INVESTMENT FUNDS III
BNY Mellon Global Equity Income Fund

Supplement to Summary Prospectus and Prospectus
dated February 28, 2020

The following information supersedes and replaces the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-investment adviser.

The fund is managed by a team of portfolio managers employed by Newton. The team consists of Jon Bell, Nick Clay, Paul Flood, Ilga Haubelt, Robert Hay and Andrew MacKirdy. Mr. Clay has been a primary portfolio manager of the fund since October 2012, Mr. MacKirdy has been a primary portfolio manager of the fund since March 2019, and Ms. Haubelt and Messrs. Bell, Flood and Hay have each been a primary portfolio manager of the fund since March 2020. Mr. Bell is an investment manager for Newton's Global Equity Income strategy. Mr. Clay is an investment manager for Newton's Global Equity Income strategy. Mr. Flood is an investment manager for Newton's Global Equity Income strategy and the lead manager of Newton's Multi-Asset Income, Multi-Asset Diversified Return and Multi-Asset Growth strategies. Ms. Haubelt is Head of the Equity Income Team at Newton and an investment manager for Newton's Global Equity Income strategy. Mr. Hay is an investment manager for Newton's Global Equity Income strategy and is currently lead manager of Newton's Concentrated Global Equity strategy. Mr. MacKirdy is an investment manager for Newton's Global Equity Income strategy.

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The following information supersedes and replaces the fourth paragraph in the section "Fund Details Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Newton. The team consists of Jon Bell, Nick Clay, Paul Flood, Ilga Haubelt, Robert Hay and Andrew MacKirdy. Mr. Clay has been a primary portfolio manager of the fund since October 2012, Mr. MacKirdy has been a primary portfolio manager of the fund since March 2019, and Ms. Haubelt and Messrs. Bell, Flood and Hay have each been a primary portfolio manager of the fund since March 2020. Mr. Bell is an investment manager for the Global Equity Income strategy at Newton, which he joined in 1995. Mr. Clay is an investment manager for the Global Equity Income strategy at Newton, which he joined in 2000. Mr. Flood is an investment manager for the Global Equity Income strategy and the lead manager of the Multi-Asset Income, Multi-Asset Diversified Return and Multi-Asset Growth strategies at Newton, which he joined in 2004. Ms. Haubelt is Head of the Equity Income Team at Newton and an investment manager for the Global Equity Income strategy at Newton, which she joined in November 2019. Prior to joining Newton, Ms. Haubelt was employed at Deka Investments from 2014 to October 2019, where she was head of global equities and a lead portfolio manager of a global equity income strategy. Mr. Hay is an investment manager for the Global Equity Income strategy and is currently lead manager of the Concentrated Global Equity strategy at Newton, which he joined in 2000. Mr. MacKirdy is an investment manager for the Global Equity Income strategy at Newton, which he joined in September 2018. Prior to joining Newton, Mr. MacKirdy was a global equity portfolio manager at Polar Capital since 2012.

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Effective on or about June 30, 2020, Messrs. Clay and MacKirdy will no longer be primary portfolio managers of the fund and the team of portfolio managers will consist of Jon Bell, Paul Flood, Ilga Haubelt and Robert Hay.

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